Exhibit 99.1

FORM OF INVESTOR SUPPORT AGREEMENT

INVESTOR SUPPORT AGREEMENT, dated as of [ ], 2026 (this “Agreement”), by and between Haymaker Acquisition Corp. 4, a Cayman Islands exempted company (“Haymaker”), and the warrantholder of Haymaker whose name appears on the signature page of this Agreement (the “Investor”).

WHEREAS, Haymaker, Concrete Partners Holding, LLC (the “Company”), and certain other persons entered into a business combination agreement (the “BCA”), dated as of October 9, 2025, which provides, among other things, for (i) the business combination of Haymaker and the Company (the “Transaction”) and (ii) Haymaker to conduct a stockholder meeting to obtain stockholder approval of the Transaction and a warrantholder meeting (the “Warrantholder Meeting”) to obtain warrantholder approval of an amendment to the terms of Haymaker’s outstanding public warrants (the “Warrants”), each exercisable for one Class A ordinary share, par value $0.0001 per share, of Haymaker (the “Ordinary Shares”); and

WHEREAS, as of February 11, 2026, the record date of the Warrantholder Meeting (the “Record Date”), the Investor held the number of Warrants (the “Investor Warrants”) set forth on the signature page hereof.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Investor and Haymaker hereby agree as follows:

1.      Voting Agreement. The Investor hereby agrees to vote, at the Warrantholder Meeting (including any adjournments or postponements thereof), all Investor Warrants in favor of any amendment to the terms of the Warrants proposed by Haymaker solely to amend the terms of the Warrants together with any amendments required to give effect thereto such that, immediately prior to the Domestication Effective Time (as defined in the BCA), all of the Warrants shall be exchanged for $2.25 in cash and 0.075 Ordinary Shares per whole Warrant, and any other matter reasonably necessary to effect such amendment. For the avoidance of doubt, the amendment to the terms of the Warrants will only take effect if all conditions to the closing of the Transaction have been satisfied.

2.     Representations, Warranties and Undertakings of Haymaker.

(a)     The execution, delivery and performance by Haymaker of this Agreement and the consummation by Haymaker of the transactions contemplated hereby do not and will not (i) conflict with or violate any law or order applicable to Haymaker, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, other than those required by applicable securities laws, warrantholder approval at the meeting of warrantholders in connection with the amendment and any approvals from the relevant stock exchange, (iii) conflict with or result in a breach of or constitute a default under any provision of Haymaker’s organizational documents, or (iv) conflict with or result in a breach of or constitute a default under any provision of any agreement or instrument to which Haymaker is a party or by which it is bound except, with respect to clauses (i), (ii) and (iv), conflicts, breaches, violations, impositions or defaults that would not reasonably be expected to have a material adverse effect on the performance by Haymaker of its obligations under this Agreement.

(b)    Haymaker has the power, authority and capacity to execute, deliver and perform this Agreement and this Agreement has been duly authorized, executed and delivered by Haymaker.

(c)     The Ordinary Shares comprising the Stock Consideration, when issued and delivered in accordance with this Agreement, will be (i) duly authorized, validly issued, fully paid, and non-assessable, free and clear of all liens, preemptive rights, rights of first refusal, and similar rights and (ii) will be freely tradeable and issued without legend at the closing of the Transaction (the “Closing”).

(d)     Except for the existence of this Agreement and the transactions contemplated hereby (including the proposed warrant amendment and the Transaction), Haymaker has not provided the Investor with any material non-public information.

3.     Representations and Warranties of Investor. The Investor represents and warrants to Haymaker as follows:

(a)     The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not and will not (i) conflict with or violate any law or order applicable to such Investor, (ii) require the Investor to obtain or make any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (iii) result in the creation of any lien on any Investor Warrants (other than pursuant to this Agreement or transfer restrictions under applicable securities laws or the organizational documents of the Investor), (iv) conflict with or result in a breach of or constitute a default under any provision of any agreement or instrument to which the Investor is a party or by which it is bound, or (v) conflict with or result in a breach of or constitute a default under any provision of such Investor’s organizational documents except, with respect to clauses (i), (ii) or (iv), conflicts, breaches, violations, impositions or defaults that would not reasonably be expected to have a material adverse effect on the performance by the Investor of its obligations under this Agreement.

(b)    The Investor has the sole power (as currently in effect) to vote and full right, power and authority to sell, transfer and deliver the Investor Warrants.

(c)     The Investor has the power, authority and capacity to execute, deliver and perform this Agreement and that this Agreement has been duly authorized, executed and delivered by such Investor.

4.     Termination.

(a)       This Agreement and the obligations of the Investor under this Agreement shall automatically terminate upon the earliest of: (a) the completion of the Transaction; (b) the termination of the BCA in accordance with its terms; (c) the mutual agreement of Haymaker and the Investor and (d) June 30, 2026.

(b)       Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, such termination shall not relieve any party from liability for any breach of this Agreement occurring prior to its termination. Haymaker undertakes and agrees to make a public announcement via press release or filing a Current Report on Form 8-K with the Securities and Exchange Commission, disclosing the termination of this Agreement pursuant to subsections (a) or (b) above no later than 9:00 am New York time on the business day following such termination.

5.     Most Favored Nation. If Haymaker enters into any agreement with any other holder of Warrants that provides such holder with terms that are, taken as a whole, more favorable to such holder than the terms of this Agreement are to the Investor (including, without limitation, with respect to the amount or form of consideration, registration rights, or other protections), Haymaker shall promptly notify the Investor of such terms and shall amend this Agreement to provide the Investor with such more favorable terms.

6.     Investor Trading Rights.

(a)       Nothing in this Agreement shall prohibit, restrict or otherwise limit the Investor or any of its affiliates from engaging in any hedging, derivative, short sale, swap, or similar transactions with respect to any securities of Haymaker (including the Warrants, the Ordinary Shares, or any other securities), whether effected directly or through any counterparty, at any time and from time to time, subject only to compliance with applicable securities laws (including, without limitation, Regulation SHO and Section 9(a)(2) of the Exchange Act). For the avoidance of doubt, any such hedging transaction shall not affect the Investor’s obligations under Section 1 with respect to the Investor Warrants actually held by the Investor as of the Record Date.

(b)      Nothing in this Agreement shall prohibit, restrict or otherwise limit the Investor or any of its affiliates from purchasing, selling, or otherwise trading in any securities of Haymaker (including the Warrants, the Ordinary Shares, or any other securities) at any time following the Public Disclosure (as defined below), subject only to compliance with applicable securities laws. The parties acknowledge and agree that upon the Public Disclosure, the Investor shall be cleansed of all material non-public information received in connection with this Agreement and the transactions contemplated hereby and shall be free to trade in any securities of Haymaker without restriction under this Agreement.

(c)       Nothing in this Agreement shall be deemed to impose any standstill, voting, or similar restriction on the Investor or its affiliates with respect to the acquisition, disposition, or voting of any securities of Haymaker, other than the specific voting commitment set forth in Section 1 with respect to the Investor Warrants.

7.	Public Disclosure; MNPI Cleansing.

(a)       No later than 9:00 am New York City time on the first business day following the date of this Agreement, Haymaker shall (i) file a Current Report on Form 8-K with the SEC disclosing the execution of this Agreement, the material terms hereof, and all other information concerning Haymaker and the Transaction that constitutes material non-public information and that has been provided by or on behalf of Haymaker to the Investor or any of its representatives in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby (collectively, the “Execution 8-K”), and (ii) file this Agreement (or, if redaction of any terms is permitted under applicable SEC rules, such redacted version) as an exhibit to the Execution 8-K. The filing of the Execution 8-K in compliance with this Section 7(a), together with any press release issued by Haymaker in connection therewith, is referred to herein as the “Public Disclosure.”

(b)      Haymaker hereby covenants and agrees that the Public Disclosure shall include disclosure of all material non-public information concerning Haymaker, the Transaction, and the warrant amendment contemplated hereby that has been provided by or on behalf of Haymaker, its affiliates, or any of their respective representatives to the Investor or any of its representatives in connection with this Agreement and the transactions contemplated hereby, such that upon the Public Disclosure, the Investor and its affiliates shall be free to trade in any securities of Haymaker without any trading restrictions arising from the receipt of material non-public information in connection with this Agreement.

8.     Miscellaneous.

(a)     Except as otherwise provided herein or in any Transaction Document, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

(b)    All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this paragraph 5(b)):

Haymaker Acquisition Corp. 4

324 Royal Palm Way, Suite 300-i

Palm Beach, Florida 33480

Attention: Christopher Bradley

Email: cbradley@mistralequity.com

with a copy (which shall not constitute effective notice) to:

DLA Piper LLP (US)

1251 Avenue of the Americas, 27th Floor
Attention: Sidney Burke, Stephen P. Alicanti

Email: sidney.burke@us.dlapiper.com, stephen.alicanti@us.dlapiper.com

If to the Investor, to the address or facsimile number set forth for the Investor on the signature page hereof.

(c)     If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(d)    This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise).

(e)     This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(f)      The parties hereto agree that irreparable damage may occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(g)    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court. The parties hereto hereby (i) submit to the exclusive jurisdiction of the Delaware Chancery Court for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereunder may not be enforced in or by any of the above-named courts.

(h)    This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(i)      Without further consideration, each party shall use commercially reasonable efforts to execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

(j)      Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this paragraph (j).

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

HAYMAKER ACQUISITION CORP. 4

Name:
Title:

[Signature Page to Investor Support Agreement]

INVESTOR: [●]

By:
Name:
Title:
Address:

Number of Investor Warrants:

[Signature Page to Investor Support Agreement]